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                                                                  Exhibit 99.6

                 CONSENT OF PROSPECTIVE OFFICER AND DIRECTOR

        The undersigned consents to being named as a prospective officer and director of Timberland Growth Corporation, a Delaware corporation (the "Company"), in the Registration Statement on Form S-11 to be filed by the Company with the Securities and Exchange Commission, and to the filing of this consent as an exhibit to such Registration Statement.


Dated:  March 13, 1998

                                                /s/ SCOTT R. JONES
                                                ---------------------------
                                                Print Name: Scott R. Jones